EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-3 Registration Statement of Mercantile Bank Corporation for the Mercantile Bank Corporation Dividend Reinvestment Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

_____________, 2003	/s/ Betty S. Burton
Betty S. Burton Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-3 Registration Statement of Mercantile Bank Corporation for the Mercantile Bank Corporation Dividend Reinvestment Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

_____________, 2003	/s/ David M. Cassard
David M. Cassard Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-3 Registration Statement of Mercantile Bank Corporation for the Mercantile Bank Corporation Dividend Reinvestment Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

_____________, 2003	/s/ Edward J. Clark
Edward J. Clark Director

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-3 Registration Statement of Mercantile Bank Corporation for the Mercantile Bank Corporation Dividend Reinvestment Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

_____________, 2003	/s/ Peter A. Cordes
Peter A. Cordes President, Chief Operating Officer and Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-3 Registration Statement of Mercantile Bank Corporation for the Mercantile Bank Corporation Dividend Reinvestment Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

_____________, 2003	/s/ C. John Gill
C. John Gill Director

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-3 Registration Statement of Mercantile Bank Corporation for the Mercantile Bank Corporation Dividend Reinvestment Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

_____________, 2003	/s/ Doyle A. Hayes
Doyle A. Hayes Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-3 Registration Statement of Mercantile Bank Corporation for the Mercantile Bank Corporation Dividend Reinvestment Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

_____________, 2003	/s/ David M. Hecht
David M. Hecht Director

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-3 Registration Statement of Mercantile Bank Corporation for the Mercantile Bank Corporation Dividend Reinvestment Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

January 23, 2003	/s/ Gerald R. Johnson, Jr.
Gerald R. Johnson, Jr. Chairman of the Board, Chief Executive Officer and Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-3 Registration Statement of Mercantile Bank Corporation for the Mercantile Bank Corporation Dividend Reinvestment Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

_____________, 2003	/s/ Susan K. Jones
Susan K. Jones Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-3 Registration Statement of Mercantile Bank Corporation for the Mercantile Bank Corporation Dividend Reinvestment Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

_____________, 2003	/s/ Lawrence W. Larsen
Lawrence W. Larsen Director

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-3 Registration Statement of Mercantile Bank Corporation for the Mercantile Bank Corporation Dividend Reinvestment Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

_____________, 2003	/s/ Calvin D. Murdock
Calvin D. Murdock Director

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-3 Registration Statement of Mercantile Bank Corporation for the Mercantile Bank Corporation Dividend Reinvestment Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

_____________, 2003	/s/ Michael H. Price
Michael H. Price Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-3 Registration Statement of Mercantile Bank Corporation for the Mercantile Bank Corporation Dividend Reinvestment Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

_____________, 2003	/s/ Dale J. Visser
Dale J. Visser Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, does hereby appoint, GERALD R. JOHNSON, MICHAEL H. PRICE and CHARLES E. CHRISTMAS, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Mercantile Bank Corporation, a Form S-3 Registration Statement of Mercantile Bank Corporation for the Mercantile Bank Corporation Dividend Reinvestment Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

_____________, 2003	/s/ Donald Williams
Donald Williams Director